Exhibit 99.01

CONTACTS:	Darrel Slack	Gloria Lee
	Chief Financial Officer	Investor Relations
	Silicon Image, Inc.	Silicon Image, Inc.
	Phone: 408/616-1550	Phone: 408/962-4282
	Fax: 408/830-9531	Fax: 408/830-9531
SILICON IMAGE REPORTS SECOND QUARTER 2005 FINANCIAL RESULTS
SUNNYVALE, Calif., August 9, 2005- Silicon Image, Inc. (Nasdaq: SIMG), a leader in multi-gigabit semiconductor solutions for the secure transmission and storage of rich digital media, today reported financial results for its second quarter ended June 30, 2005.
Selected Second Quarter Highlights:
•	Record revenue of $50.7 million, an increase of 17.0 percent from the year ago quarter and a 14.4 percent sequential increase

•	GAAP net income of $10.5 million, or $0.12 per diluted share compared to a net loss of $0.3 million, or $0.00 per share for the year ago quarter and net income of $16.6 million, or $0.19 per diluted share last quarter

•	Non-GAAP* net income of $10.7 million or $0.12 per diluted share compared to non-GAAP net income of $8.3 million, or $0.10 per diluted share in the year ago second quarter and non-GAAP net income of $7.7 million, or $0.09 per diluted share last quarter

•	Non-GAAP* net income as a percentage of revenue was 21.1 percent as compared to 19.2 percent in the year ago quarter and 17.5 percent last quarter

•	30 percent sequential quarterly growth in Consumer Electronics product revenue

•	Signed 48 new HDMI adopters

•	Announced SteelVine Storage Architecture design win with major OEM, LaCie, targeting CE applications

•	Top-tier accounting firm Deloitte & Touche engaged as independent auditors in July 2005

•	Awarded ISO 9001 certification

•	Elected Peter Hanelt as chairman of the board of directors in July 2005
Silicon Image achieved record revenue of $50.7 million for the second quarter. This was an increase of 17.0 percent from revenue of $43.4 million in the second quarter of 2004, and an increase of 14.4 percent sequentially from the $44.3 million in revenue in the first quarter of 2005.
Net income under Generally Accepted Accounting Principles (GAAP), which includes stock compensation expense, amortization of intangible assets, patent assertion costs and realized gain on an investment security was $10.5 million, or $0.12 per diluted share, for the quarter ended June 30, 2005. This compares to a net loss of $0.3 million, or $0.00 per share, for the year ago second quarter, and net income of $16.6 million, or $0.19 per diluted share for the first quarter of 2005.

Second quarter non-GAAP* net income was $10.7 million or $0.12 per diluted share, and was calculated excluding non-cash expenses for stock compensation, a non-cash expense for the amortization of intangible assets, gains and losses on an investment security and patent assertion costs. This compares to non-GAAP net income of $8.3 million, or $0.10 per diluted share, for the second quarter of 2004 and non-GAAP net income $7.7 million, or $0.09 per diluted share, for the first quarter of 2005.
“We continue to execute well on both the top and bottom lines. Our innovative product and business strategy has positioned us well for continued growth with high definition TV, PC and storage platforms, enabling secure digital content delivery in the home,” said Steve Tirado, president and chief executive officer.
“Our noteworthy operational performance in the second quarter is helping to drive the continued growth of our cash and investment balances, ending the quarter with $116.8 million in cash and short term investments, up from $100.4 million at the end of March,” added Darrel Slack, chief financial officer. “In addition, we are pleased to have engaged the top-tier accounting firm Deloitte & Touche as our independent auditors.”
The company will host a conference call at 5:30 a.m. Pacific time today to discuss its second quarter 2005 results and business outlook. The call will be broadcast over the Internet and can be accessed on the investor relation site located at www.siliconimage.com. A replay of the conference call will be available on this site until 12:00 p.m. Pacific time on August 21, 2005.
* Note Regarding Non-GAAP Financial Information
The non-GAAP financial information set forth in this press release is presented for informational purposes only. Our presentation of non-GAAP financial information excludes stock compensation expense or benefit and amortization of intangible assets. It also excludes patent assertion costs and gains or losses on certain investment securities, which are not directly attributable to our ongoing operations and are expected to be non-recurring or to be incurred over a limited period of time. We believe that the exclusion of these items can help investors better understand our underlying operating performance. Additionally, items such as these mentioned above have the potential to distort our ability to provide a meaningful comparison of financial results across reporting periods. For these reasons, management does not evaluate these items when assessing the performance of our ongoing operations or when allocating resources.
About Silicon Image
Headquartered in Sunnyvale, Calif., Silicon Image, Inc. designs, develops and markets multi-gigabit semiconductor and system solutions for a variety of communications applications demanding high-bandwidth capability. With its proprietary Multi-layer Serial Link (MSL™) architecture, Silicon Image is well positioned for leadership in multiple mass markets including PCs, consumer electronics, and storage. Silicon Image is a leader in the global PC/display arena with its innovative digital interconnect technology and is now emerging as a leading player in the fields of storage and consumer electronics by offering robust, high-bandwidth semiconductors. For more information on Silicon Image, visit www.siliconimage.com.

Safe Harbor Statement
This news release contains forward-looking information within the meaning of federal securities regulations. These forward-looking statements include statements related to future financial results, cash and investment balances, business outlook, business programs and initiatives, market growth, standards adoption and product introductions. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those anticipated by these forward-looking statements. In particular, future demand in the PC display, consumer electronics and storage markets may differ from current expectations, adversely affecting the company’s expected future results and cash and investment balances, new product introductions may not be timely or successful, business programs and initiatives and markets may not grow at the rates anticipated and standards may not be adopted at the rates anticipated. In addition, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Factors Affecting Future Results” in the most recent Quarterly Report on Form 10-Q and Annual Report on Form 10-K filed by Silicon Image with the SEC. Silicon Image assumes no obligation to update this forward-looking information.
Silicon Image, PanelLink Cinema, SteelVine, MSL and www.siliconimage.com are trademarks, registered trademarks or service marks of Silicon Image, Inc. in the United States and other countries.

SILICON IMAGE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (GAAP BASIS)

	Three Months Ended			Six Months Ended
	(unaudited)			(unaudited)
	June 30,	March 31,	June 30,	June 30,	June 30,
(In thousands, except per share amounts)	2005	2005	2004	2005	2004

Revenue:
Product	$47,323	$40,808	$36,826	$88,131	$68,876
Development, licensing and royalties	3,398	3,512	6,535	6,910	10,343

Total revenue	50,721	44,320	43,361	95,041	79,219

Cost of revenue and operating expenses:
Cost of revenue (1)	20,987	15,505	17,695	36,492	32,210
Research and development (2)	11,903	8,122	16,245	20,025	33,043
Selling, general and administrative (3)	8,801	3,904	10,067	12,705	21,718
Amortization of intangible assets	274	274	357	548	713
Patent assertion costs	72	49	98	121	263

Total cost of revenue and operating expenses	42,037	27,854	44,462	69,891	87,947

Income (loss) from operations	8,684	16,466	(1,101)	25,150	(8,728)
Interest income and other, net	641	617	104	1,259	188
Gain (loss) on equity investment	1,382	(119)	990	1,263	990

Income (loss) before provision for income taxes	10,707	16,964	(7)	27,672	(7,550)

Provision for income taxes	247	331	255	578	572

Net income (loss)	$10,460	$16,633	($262)	$27,094	($8,122)

Net income per share — basic	$0.13	$0.21	$0.00	$0.34	($0.11)
Net income per share — diluted	$0.12	$0.19	$0.00	$0.31	($0.11)

Weighted average shares — basic	78,981	78,307	73,352	78,722	72,934
Weighted average shares — diluted	86,817	87,376	73,352	87,157	72,934

(1)	Cost of revenue includes stock compensation expense (benefit) of $41, $(1,197), $849, $(1,156) and $2,000 for the three months ended June 30, 2005, March 31, 2005 and June 30, 2004 and the six months ended June 30, 2005 and June 30, 2004, respectively.

(2)	Research and development includes stock compensation expense (benefit) of $747, $(4,438), $4,776, $(3,691) and $10,989 for the three months ended June 30, 2005, March 31, 2005 and June 30, 2004 and the six months ended June 30, 2005 and June 30, 2004, respectively.

(3)	Selling, general and administrative includes stock compensation expense (benefit) of $514, $(3,692), $3,507, $(3,178) and $8,211 for the three months ended June 30, 2005, March 31, 2005 and June 30, 2004 and the six months ended June 30, 2005 and June 30, 2004, respectively.

SILICON IMAGE, INC.
RECONCILIATION OF GAAP TO NON-GAAP NET INCOME (LOSS)

	Three Months Ended			Six Months Ended
	(unaudited)			(unaudited)
	June 30,	March 31,	June 30,	June 30,	June 30,
(In thousands)	2005	2005	2004	2005	2004
GAAP net income (loss):	$10,460	$16,633	($262)	$27,094	($8,122)

Adjustments:
Stock compensation expense (benefit) applicable to cost of revenue (1)	41	(1,197)	849	(1,156)	2,000
Stock compensation expense (benefit) applicable to research and development (1)	747	(4,438)	4,776	(3,691)	10,989
Stock compensation expense (benefit) applicable to selling, general and administrative (1)	514	(3,692)	3,507	(3,178)	8,211

Total stock compensation expense (benefit) (1)	1,302	(9,327)	9,132	(8,025)	21,200

Amortization of goodwill and intangible assets (2)	274	274	357	548	713
Patent assertion costs (3)	72	49	98	121	263
Loss (gain) on investment security (4)	(1,382)	119	(990)	(1,263)	(990)

Non-GAAP net income	$10,726	$7,748	$8,335	$18,475	$13,064

(1)	This adjustment represents expenses (benefit) associated with stock option modifications, including repricings, and certain stock options issued to employees of acquired companies and to non-employees in exchange for services. Stock-based compensation expense (benefit) fluctuates based in large part on changes in our stock price.

(2)	This adjustment represents expenses for the amortization of goodwill and intangible assets recorded in connection with our acquisitions. These ongoing expenses pertain to intangible assets that are not expected to be replaced when fully amortized, as might a depreciable tangible asset.

(3)	This adjustment represents expenses incurred to assert our patents in a pending lawsuit will be incurred over a limited period of time and are not directly attributable to our ongoing business operations. We believe these expenses may vary based on events that are unrelated to our ongoing business operations.

(4)	This loss (gain) relates to warrants and stock received by the company from a transaction involving the licensing of certain of our intellectual property. These gains or losses are infrequent and unusual, and reflect market and other conditions that are unrelated to our ongoing business operations.

NON-GAAP SUPPLEMENTAL FINANCIAL INFORMATION
The non-GAAP financial information set forth in this press release is presented for informational purposes only. Our presentation of non-GAAP financial information excludes stock compensation expense or benefit and amortization of intangible assets. It also excludes patent assertion costs and gains and losses on certain investment securities, which are not directly attributable to our ongoing operations and are expected to be non-recurring or to be incurred over a limited period of time. We believe that the exclusion of these items can help investors better understand out underlying operating performance. Additionally, items such as these mentioned above have the potential to distort our ability to provide a meaningful comparison of financial results across reporting periods. For these reasons, management does not evaluate these items when assessing the performance of our ongoing operations or when allocating resources. Because of these exclusions, the following presentation is not in accordance with Generally Accepted Accounting Principles (GAAP). A discussion of the reasons that management believes that the exclusion of these items provides useful information to investors is set forth in the notes to the table under the caption “Reconciliation of GAAP to Non-GAAP Net Income (Loss)” and in the notes to the table below.

	Three Months Ended			Six Months Ended
	(unaudited)			(unaudited)
	June 30,	March 31,	June 30,	June 30,	June 30,
(In thousands, except per share amounts)	2005	2005	2004	2005	2004

Revenue:	$47,323	$40,808	$36,826	$88,131	$68,876
Product	3,398	3,512	6,535	6,910	10,343

Development, licensing and royalties	50,721	44,320	43,361	95,041	79,219

Total revenue

Non-GAAP cost and operating expenses:
Non-GAAP cost of revenue (1)	20,946	16,702	16,846	37,648	30,210
Non-GAAP research and development (2)	11,156	12,560	11,469	23,716	22,054
Non-GAAP selling, general and administrative (3)	8,287	7,596	6,560	15,883	13,507

Non-GAAP total cost of revenue and operating expenses (4)	40,389	36,858	34,875	77,247	65,771

Non-GAAP income from operations (5)	10,332	7,462	8,486	17,794	13,448
Interest income and other, net	641	617	104	1,259	188
Provision for income taxes	247	331	255	578	572

Non-GAAP net income (6)	$10,726	$7,748	$8,335	$18,475	$13,064

Non-GAAP net income per share — diluted (6)	$0.12	$0.09	$0.10	$0.21	$0.16
Weighted average shares*	86,817	87,376	84,874	87,157	83,967

*	Weighted average shares include weighted average shares outstanding during the period, as well as the dilutive effect of outstanding stock options as if they had been converted to shares during the period in accordance with the treasury stock method.

1.	Our management believes that non-GAAP cost of revenue provides useful supplemental information regarding the company’s business operations. Management believes this non-GAAP measure facilitates comparisons to our historical and ongoing operating results. Management also internally uses this non-GAAP measure for forecasting and budgeting purposes. The following table reconciles GAAP cost of revenue to non-GAAP cost of revenue for the periods presented below:

	Three Months Ended			Six Months Ended
	(unaudited)			(unaudited)
	June 30,	March 31,	June 30,	June 30,	June 30,
(In thousands)	2005	2005	2004	2005	2004

GAAP Cost of Revenue	$20,987	$15,505	$17,695	$36,492	$32,210

Adjustments:
Stock compensation expense (benefit)	41	(1,197)	849	(1,156)	2,000

Non-GAAP Cost of Revenue	$20,946	$16,702	$16,846	$37,648	$30,210
2.	Our management believes that non-GAAP research and development expense provides useful supplemental information regarding the company’s business operations. Management believes this non-GAAP measure facilitates comparisons to our historical and ongoing operating results. Management also internally uses this non-GAAP measure for forecasting and budgeting purposes. The following table reconciles GAAP research and development expense to non-GAAP research and development expense for the periods presented below:

	Three Months Ended			Six Months Ended
	(unaudited)			(unaudited)
	June 30,	March 31,	June 30,	June 30,	June 30,
(In thousands)	2005	2005	2004	2005	2004

GAAP Research and Development Expense	$11,903	$8,122	$16,245	$20,025	$33,043

Adjustments:
Stock compensation expense (benefit)	747	(4,438)	4,776	(3,691)	10,989

Non-GAAP Research and Development Expense	$11,156	$12,560	$11,469	$23,716	$22,054
3.	Our management believes that non-GAAP selling, general and administrative expense provides useful supplemental information regarding the company’s business operations. Management believes this non-GAAP measure facilitates comparisons to our historical and ongoing operating results. Management also internally uses this non-GAAP measure for forecasting and budgeting purposes. The following table reconciles GAAP selling, general and administrative expense to non-GAAP selling, general and administrative expense for the periods presented below:

	Three Months Ended			Six Months Ended
	(unaudited)			(unaudited)
	June 30,	March 31,	June 30,	June 30,	June 30,
(In thousands)	2005	2005	2004	2005	2004

GAAP Selling, General and Administrative Expense	$8,801	$3,904	$10,067	$12,705	$21,718

Adjustments:
Stock compensation expense (benefit)	514	(3,692)	3,507	(3,178)	8,211

Non-GAAP Selling, General and Administrative Expense	$8,287	$7,596	$6,560	$15,883	$13,507

4.	Our management believes that non-GAAP total cost of revenue and operating expenses provides useful supplemental information regarding the company’s business operations. Management believes this non-GAAP measure facilitates comparisons to our historical and ongoing operating results. Management also internally uses this non-GAAP measure for forecasting and budgeting purposes. The following table reconciles GAAP total cost of revenue and operating expenses to non-GAAP total cost of revenue and operating expenses for the periods presented below:

	Three Months Ended			Six Months Ended
	(unaudited)			(unaudited)
	June 30,	March 31,	June 30,	June 30,	June 30,
(In thousands)	2005	2005	2004	2005	2004

GAAP Total Cost of Revenue and Operating Expenses	$42,037	$27,854	$44,462	$69,891	$87,947

Adjustments:
Stock compensation expense (benefit)	1,302	(9,327)	9,132	(8,025)	21,200
Amortization of goodwill and intangible assets	274	274	357	548	713
Patent assertion costs	72	49	98	121	263

Non-GAAP Total Cost of Revenue and Operating Expenses	$40,389	$36,858	$34,875	$77,247	$65,771
5.	Our management believes that non-GAAP income (loss) from operations provides useful supplemental information regarding the company’s business operations. Management believes this non-GAAP measure facilitates comparisons to our historical and ongoing operating results. Management also internally uses this non-GAAP measure for forecasting and budgeting purposes. The following table reconciles GAAP income (loss) from operations to non-GAAP income from operations for the periods presented below:

	Three Months Ended			Six Months Ended
	(unaudited)			(unaudited)
	June 30,	March 31,	June 30,	June 30,	June 30,
(In thousands)	2005	2005	2004	2005	2004

GAAP Income (Loss) from Operations	$8,684	$16,466	($1,101)	$25,150	($8,728)

Adjustments:
Stock compensation expense (benefit)	1,302	(9,327)	9,132	(8,025)	21,200
Amortization of goodwill and intangible assets	274	274	357	548	713
Patent assertion costs	72	49	98	121	263

Non-GAAP Income from Operations	$10,332	$7,462	$8,486	$17,794	$13,448
6.	Our management believes that non-GAAP income (loss) and non-GAAP net income (loss) per share provides useful supplemental information regarding the company’s business operations. Management believes this non-GAAP measure facilitates comparisons to our historical and ongoing operating results. Management also internally uses this non-GAAP measure for forecasting and budgeting purposes. The following table reconciles GAAP net income (loss) and GAAP net income (loss) per share to non-GAAP net income and non-GAAP net income per share for the periods presented below:

	Three Months Ended			Six Months Ended
	(unaudited)			(unaudited)
	June 30,	March 31,	June 30,	June 30,	June 30,
(In thousands)	2005	2005	2004	2005	2004

GAAP Net Income (Loss)	$10,460	$16,633	($262)	$27,094	($8,122)
Shares Outstanding	86,817	87,376	73,352	87,157	72,934
GAAP Net Income (Loss) per Share	$0.12	$0.19	$0.00	$0.31	($0.11)

Adjustments:
Stock compensation expense (benefit)	1,302	(9,327)	9,132	(8,025)	21,200
Amortization of goodwill and intangible assets	274	274	357	548	713
Patent assertion costs	72	49	98	121	263
Loss (gain) on equity investment	(1,382)	119	(990)	(1,263)	(990)

Non-GAAP Net Income	$10,726	$7,748	$8,335	$18,475	$13,064
Weighted average shares	86,817	87,376	84,874	87,157	83,967
Non-GAAP Net Income per Share	$0.12	$0.09	$0.10	$0.21	$0.16

SILICON IMAGE, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)

	June 30,	March 31,	December 31,
(In thousands)	2005	2005	2004

Assets
Current assets:
Cash and short-term investments	$116,838	$100,407	$93,520
Accounts receivable, net	25,227	22,080	19,417
Inventories	12,854	12,144	13,926
Prepaid expenses and other current assets	3,531	3,420	3,073

Total current assets	158,450	138,051	129,936

Property and equipment, net	8,584	9,108	9,494
Goodwill and intangible assets, net	14,156	14,430	14,704
Other assets	779	731	774

Total assets	$181,969	$162,320	$154,908

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$12,686	$7,218	$6,833
Debt and other current liabilities	15,638	13,256	16,034
Deferred margin on sales to distributors	9,985	10,032	9,962

Total current liabilities	38,309	30,506	32,829

Stockholders’ equity	143,660	131,814	122,079

Total liabilities and stockholders’ equity	$181,969	$162,320	$154,908